UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): February 19, 2014
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TransUnion Holding Company, Inc.
TransUnion Corp.

(Exact name of registrant as specified in its charter)
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Delaware Delaware	333-182948 333-172549	36-1678417 74-3135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
⃞     Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2014, the Boards of Directors of TransUnion Holding Company, Inc. and TransUnion Corp. (together, the “Company”) appointed Mr. Rohan Narayan to fill one of the vacancies on the Board and serve as a member of the Board, effective immediately. With Mr. Narayan’s appointment, the Board currently has nine members and one vacancy remains.
Mr. Narayan was appointed in accordance the Major Stockholders’ Agreement dated as of April 30, 2012 (the “Major Stockholders’ Agreement”) among TransUnion Holding Company, Inc., the Advent Investor (as defined therein) and the GS Investors (as defined therein) and, for purposes of Section 3.1(a) of the Major Stockholders’ Agreement, will serve as a director designated by the GS Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION HOLDING COMPANY, INC.
TRANSUNION CORP.
Date: February 20, 2014
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Vice President